Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lorin J. Randall, as Senior Vice President of Finance, Treasurer and Chief Financial Officer of i-STAT Corporation (the "Company"), certifies, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

          (1)    the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LORIN J. RANDALL Lorin J. Randall Senior Vice President of Finance, Treasurer and Chief Financial Officer
November 14, 2002